                                                                    EXHIBIT 99.1
                AMERICREDIT AUTOMOBILE RECEIVABLES TRUST 1998-A

                              SUBJECT TO REVISION

                                  TERM SHEET

         The following summary is qualified in its entirety by reference to the detailed information appearing elsewhere in this Prospectus Supplement and in the Prospectus. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed to such terms elsewhere in this Prospectus Supplement or the Prospectus.

Issuer................................  AmeriCredit Automobile Receivables Trust
                                        1998-A (the "Trust" or the "Issuer"), a
                                        Delaware business trust to be formed
                                        pursuant to a Trust Agreement, dated as
                                        of February 17, 1998 (the "Trust
                                        Agreement"), among the Seller and the
                                        Owner Trustee.

Seller................................  AFS Funding Corp. (the "Seller"), a
                                        special purpose financing subsidiary of
                                        AmeriCredit.

Servicer..............................  AmeriCredit Financial Services, Inc. (in
                                        its individual capacity, "AmeriCredit"
                                        and, as servicer, the "Servicer"), a
                                        Delaware corporation.

Insurer...............................  Financial Security Assurance Inc. (the
                                        "Insurer"), a New York financial
                                        guaranty insurance company.

Indenture Trustee.....................  Harris Trust and Savings Bank (the
                                        "Indenture Trustee").

Owner Trustee.........................  Bankers Trust (Delaware) (the "Owner
                                        Trustee").

Statistical Calculation Date..........  February 1, 1998.

Initial Cutoff Date...................  February 17, 1998.

Closing Date..........................  February 27, 1998.

The Notes.............................  The Trust will issue Class A-1 ____%
                                        Asset Backed Notes (the "Class A-1
                                        Notes") in the aggregate original
                                        principal amount of $97,000,000, Class
                                        A-2 Floating Rate Asset Backed Notes
                                        (the "Class A-2 Notes") in the aggregate original principal amount of
                                        $200,000,000, and Class A-3 ____% Asset
                                        Backed Notes (the "Class A-3 Notes") in
                                        the aggregate original principal amount
                                        of $128,000,000. The Class A-1 Notes,
                                        the Class A-2 Notes and the Class A-3
                                        Notes (collectively, the "Notes") will
                                        be issued pursuant to an Indenture,
                                        dated as of February 17, 1998, among the Issuer and Harris Trust and Savings Bank, as Indenture Trustee and as Trust Collateral Agent (the "Trust Collateral Agent"). The Notes will be offered for purchase in denominations of $1,000 and integral multiples thereof in book-entry form only. Persons acquiring beneficial interests in the Notes will hold their interests through DTC in the United States or Cedel Bank, societe anonyme ("Cedel") or the Euroclear System ("Euroclear") in Europe.

                                        The Notes will be secured by the assets
                                        of the Trust pursuant to the Indenture.

The Certificates......................  The Trust will issue Asset Backed
                                        Certificates (the "Certificates") which
                                        represent the equity ownership in the
                                        Trust, and are subordinate in right of
                                        payment to the Notes. The Certificates
                                        do not
                                        have a principal balance. The
                                        Certificates will be issued pursuant to
                                        the Trust Agreement. The Certificates
                                        are not being offered hereby.

Trust Property........................  Each Note will represent an obligation of the Trust. The Trust's assets (the
                                        "Trust Property") will include, among
                                        other things, certain motor vehicle
                                        retail installment sale contracts (the
                                        "Initial Receivables"), secured by new
                                        and used automobiles, light duty trucks
                                        and vans (the "Initial Financed
                                        Vehicles"), certain monies received
                                        thereunder after the Initial Cutoff
                                        Date, an assignment of the security
                                        interests in the Initial Financed
                                        Vehicles securing the Initial
                                        Receivables, the related Receivables
                                        Files, all rights to proceeds from
                                        claims on certain physical damage,
                                        credit life and disability insurance
                                        policies covering the Initial Financed
                                        Vehicles or the Obligors, as the case
                                        may be, all rights to liquidation
                                        proceeds with respect to the Initial
                                        Receivables, an assignment of the right
                                        of the Seller against Dealers under
                                        agreements between AmeriCredit and such
                                        Dealers, certain bank accounts, all
                                        proceeds of the foregoing, and certain
                                        rights under the Trust Documents. The
                                        Trust Property also will include an
                                        assignment of the Seller's rights
                                        against AmeriCredit and CP Funding
                                        Corp., a Nevada corporation which is a
                                        wholly owned subsidiary of AmeriCredit
                                        ("CP Funding"), under the Purchase
                                        Agreement upon the occurrence of certain breaches of representations and warranties. The Initial Receivables will be purchased by the Seller from AmeriCredit and CP Funding pursuant to a purchase agreement (the "Purchase Agreement") between the Seller, CP Funding and AmeriCredit on or prior to the date of issuance of the Notes.

                                        Additional motor vehicle retail
                                        installment sale contracts (the
                                        "Subsequent Receivables") secured by new and used automobiles, light duty trucks and vans (the "Subsequent Financed Vehicles") and related property are intended to be purchased by the Trust from the Seller from time to time on or before April 30, 1998, from funds on deposit in the Pre-Funding Account. The Subsequent Receivables will be purchased by the Seller from AmeriCredit and CP Funding pursuant to one or more subsequent purchase agreements (each, a "Subsequent Purchase Agreement") between the Seller, CP Funding and AmeriCredit. The purchase by the Trust of the Subsequent Receivables is subject to the satisfaction of certain conditions. The Initial Receivables and the Subsequent Receivables are hereinafter referred to as the "Receivables," and the Initial Financed Vehicles and the Subsequent Financed Vehicles are hereinafter referred to as the "Financed Vehicles."

Receivables...........................  The Receivables consist of motor vehicle retail installment sale contracts
                                        originated by Dealers and then acquired
                                        by AmeriCredit pursuant to its Contract
                                        Acquisition Program. The motor vehicle
                                        retail installment sale contracts
                                        consist primarily of contracts with
                                        individuals with less than perfect
                                        credit due to various factors,
                                        including, among other things, the
                                        manner in which such individuals have
                                        handled previous credit, the limited
                                        extent of their prior credit history
                                        and/or their limited financial
                                        resources.

                                        The statistical information presented
                                        herein is based on the Initial
                                        Receivables as of the Statistical
                                        Calculation Date. The Initial
                                        Receivables have an aggregate Principal
                                        Balance of $252,660,688.50 as of the
                                        Statistical Calculation Date.
                                        AmeriCredit expects that the Initial
                                        Receivables will have an aggregate
                                        Principal Balance of approximately
                                        $325,000,000 as of the Initial Cutoff
                                        Date. The
                                        additional Receivables will represent
                                        Receivables acquired by AmeriCredit
                                        prior to the Initial Cutoff Date. In
                                        addition, as of the Statistical
                                        Calculation Date as to which statistical information is presented herein, some amortization will occur prior to the Initial Cutoff Date. In addition, certain Receivables included as of the Statistical Calculation Date may prepay in full or may be determined not to meet the eligibility requirements and may not be included. As a result of the foregoing, the statistical distribution of characteristics as of the Initial Cutoff Date will vary somewhat from the statistical distribution of such characteristics as of the Statistical Calculation Date as presented herein, although such variance is not material.

                                        The Initial Receivables have, as of the
                                        Statistical Calculation Date, a weighted average annual percentage rate ("APR") of approximately 19.37%, a weighted average original maturity of 57 months and a weighted average remaining maturity of 56 months. Each of the Initial Receivables also will have a remaining term of not more than 60 months and not less than 3 months as of the Statistical Calculation Date.

                                        Following the Closing Date, the Trust
                                        will be obligated to purchase from time
                                        to time on or before the end of the
                                        Funding Period (as defined below),
                                        subject to the availability thereof,
                                        Subsequent Receivables consisting of
                                        retail automobile installment sale
                                        contracts acquired by the Seller from
                                        AmeriCredit and CP Funding The aggregate
                                        Principal Balance of the Subsequent
                                        Receivables is anticipated by
                                        AmeriCredit to equal approximately
                                        $100,000,000. In connection with each
                                        purchase of Subsequent Receivables, the
                                        Trust will be required to pay to the
                                        Seller a cash purchase price equal to
                                        the principal amount thereof from the
                                        Pre-Funding Account. AmeriCredit will
                                        designate as a cutoff date (each, a
                                        "Subsequent Cutoff Date") (i) the last
                                        day of the month preceding the month in
                                        which Subsequent Receivables are
                                        conveyed to the Seller by AmeriCredit
                                        and CP Funding and reconveyed by the
                                        Seller to the Trust or (ii)if any such
                                        Subsequent Receivable is originated in
                                        the month of conveyance, the date of
                                        origination. Subsequent Receivables will be conveyed to the Seller and then reconveyed by the Seller to the Trust on designated dates (each, a "Subsequent Transfer Date") occurring during the Funding Period. The Trust may purchase the Subsequent Receivables only from the Seller and not from any other person, and the Seller may purchase the Subsequent Receivables only from AmeriCredit and CP Funding. The Subsequent Receivables must satisfy certain eligibility criteria.

The Policy............................  On the Closing Date, the Insurer will issue to the Trust Collateral Agent as
                                        agent for the Indenture Trustee, a
                                        financial guaranty insurance policy (the
                                        "Policy"). Pursuant to the Policy, the
                                        Insurer will unconditionally and
                                        irrevocably guarantee to the Noteholders payment of the scheduled payments for each Insured Distribution Date.

                                        The "Insured Distribution Date" will be
                                        the twelfth day of each month, or, if
                                        such twelfth day is not a Business Day,
                                        the next following Business Day. In the
                                        event that, on any Distribution Date,
                                        the Noteholders did not receive the full amount of the scheduled payment then due to them, such shortfall (together with, in the case of an interest shortfall, interest thereon at the related Interest
                                        Rate) shall be due and payable and shall be funded on the Insured Distribution

                                        Date either from the Spread Account or
                                        from the proceeds of a drawing under the Policy. The Record Date applicable to an Insured Distribution Date shall be the Record Date applicable to the related Distribution Date.

Terms of the Notes....................  The principal terms of the Notes will be as described below:

   A. Distribution Dates..............  For so long as AmeriCredit is the
                                        Servicer, payments of interest and
                                        principal on the Notes will be made on
                                        the fifth day of each month (or, if such fifth day is not a Business Day, on the next following Business Day; provided, that such day for payment shall in no event be earlier than the third Business Day of the month)(each, a "Distribution Date") commencing March 5, 1998. Payments will be made to holders of record of the Notes (the "Noteholders") as of the close of business on the Business Day immediately preceding such Distribution Date (a "Record Date"). A "Business Day" is a day other than a Saturday, Sunday or other day on which commercial banks located in the states of Texas, Delaware, Illinois or New York are authorized or obligated to be closed.

                                        If the backup servicer or another
                                        successor servicer becomes the Servicer, the "Distribution Date" will thereafter become the twelfth day of each month, or if such twelfth day is not a Business Day, the next following Business Day (i.e., the "Distribution Date" and the "Insured Distribution Date" will thereafter be the same date).

                                        The Insurer will only make payment of
                                        any unpaid interest and principal on the Notes on the Insured Distribution Date, which will be the twelfth day of each month, or if such twelfth day is not a Business Day, the next following Business Day. An "Event of Default" with respect to the Notes will only occur if the full amount of the required monthly payment has not been distributed on or prior to the related Insured
                                        Distribution Date.

   B. Final Scheduled Distribution
      Dates...........................  For the Class A-1 Notes, the March 1999
                                        Insured Distribution Date; for the Class
                                        A-2 Notes, the November 2001 Insured
                                        Distribution Date; and for the Class A-3
                                        Notes, the December 2003 Insured
                                        Distribution Date.

   C. Interest Rates..................  The Class A-1 Notes and the Class A-3
                                        Notes will bear interest at the
                                        respective fixed per annum rates set
                                        forth on the cover page hereof. The
                                        Class A-2 Notes will bear interest at a
                                        floating rate equal to the London
                                        interbank offered rates for one-month
                                        U.S. dollar deposits ("LIBOR") plus
                                        _____%, subject to a maximum rate equal
                                        to 12% per annum. Each such interest
                                        rate for a Class of Notes is referred to as the "Interest Rate."

   D. Interest........................  Interest on the Notes of each Class will accrue at the applicable Interest Rate
                                        from and including the most recent
                                        Distribution Date on which interest has
                                        been paid (or, in the case of the first
                                        Distribution Date, from and including
                                        the Closing Date) to, but excluding, the following Distribution Date (each, an "Interest Period"). The interest which accrues during an Interest Period shall accrue on the principal amount of the Notes of each Class outstanding as of the end of the prior Distribution Date (or, in the case of the first
                                        Distribution Date, as of the Closing
                                        Date); provided, that if such principal
                                        balance is further reduced by a payment
                                        of principal on the Insured Distribution
                                        Date which immediately follows such
                                        prior Distribution Date, then
                                        such interest shall accrue (i) from and
                                        including such prior Distribution Date
                                        to, but excluding, such related Insured
                                        Distribution Date, on the principal
                                        balance outstanding as of the end of the prior Distribution Date (or, in the case of the first Distribution Date, as of the Closing Date) and (ii) from and including such Insured Distribution Date, to, but excluding, the following Distribution Date, on the principal balance outstanding as of the end of such Insured Distribution Date. Interest on the Notes for any Distribution Date due but not paid on such Distribution Date will be due on the next Insured Distribution Date together with, to the extent permitted by law, interest on such amount at the applicable Interest Rate. The amount of interest distributable on the Notes on each Distribution Date will equal interest accrued during the related Interest Period, plus any shortfall amount carried-forward. Interest on the Class A-1 Notes and the Class A-2 Notes will be calculated on the basis of a 360-day year and the actual number of days elapsed in the applicable Interest Period. Interest on the Class A-3 Notes will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

   E. Principal.......................  Principal of the Notes will be payable on each Distribution Date in an amount
                                        equal to the Noteholders' Principal
                                        Distributable Amount and the
                                        Noteholders' Accelerated Principal
                                        Amount, if any, for the calendar month
                                        (the "Monthly Period") preceding such
                                        Distribution Date. The Noteholders'
                                        Principal Distributable Amount will
                                        equal the sum of (x)the Noteholders'
                                        Percentage of the Principal
                                        Distributable Amount and (y)any unpaid
                                        portion of the amount described in
                                        clause (x)with respect to a prior
                                        Distribution Date. The "Principal
                                        Distributable Amount" with respect to
                                        any Distribution Date will be an amount
                                        equal to the sum of the following
                                        amounts with respect to the related
                                        Monthly Period, computed in accordance
                                        with the simple interest method:
                                        (i)collections on Receivables (other
                                        than Liquidated and Purchased
                                        Receivables) allocable to principal,
                                        including full and partial principal
                                        prepayments, (ii) the Principal Balance
                                        of each Receivable (other than Purchased
                                        Receivables) that became a Liquidated
                                        Receivable during the related Monthly
                                        Period, (iii)(A)the portion of the
                                        Purchase Amount allocable to principal
                                        of all Receivables that became Purchased
                                        Receivables as of the immediately
                                        preceding Record Date and (B)at the
                                        option of the Insurer, the outstanding
                                        Principal Balances of those Receivables
                                        that were required to be repurchased by
                                        the Seller and/or AmeriCredit during
                                        such Monthly Period but were not so
                                        repurchased, and (iv)the aggregate
                                        amount of Cram Down Losses during such
                                        Monthly Period.

                                        Any amount of principal due on the Notes on a Distribution Date and not paid on such Distribution Date shall be due and payable on the following Insured Distribution Date.

                                        The Noteholders' Percentage will be 100% until the Class A-3 Notes have been paid in full and thereafter will be zero. No principal will be paid on a Class of Notes until the principal of all Classes of Notes having a lower numerical Class designation has been paid in full. In addition, the outstanding principal amount of the Notes of any Class, to the extent not previously paid, will be payable on the respective Final Scheduled Distribution Date for such Class (and, if not paid in full on such date, will be paid on the Insured Distribution Date immediately following such Final Scheduled Distribution Date).

   F. Optional Redemption.............  The Class A-3 Notes, to the extent still outstanding, may be redeemed in whole,
                                        but not in part, on any Distribution
                                        Date on which the Servicer exercises its option to purchase the Receivables, which, subject to certain requirements can occur after the Pool Balance declines to 10% or less of the Original Pool Balance, at a redemption price equal to the unpaid principal amount of the Notes of such Class plus accrued and unpaid interest thereon. The Original Pool Balance will equal the sum of
                                        (i)the aggregate Principal Balance of
                                        the Initial Receivables as of the
                                        Initial Cutoff Date plus (ii)the
                                        aggregate Principal Balances of all
                                        Subsequent Receivables added to the
                                        Trust as of their respective Subsequent
                                        Cutoff Dates (the "Original Pool
                                        Balance").

   G. Mandatory Redemption............  Each Class of Notes will be redeemed in part on the Mandatory Redemption Date
                                        (as defined under "Pre-Funding Account"
                                        below) in the event that any portion of
                                        the Pre-Funded Amount remains on deposit in the Pre-Funding Account at the end of the Funding Period. The aggregate principal amount of each Class of Notes to be redeemed will be an amount equal to such Class's pro rata share (based on the respective current principal amount of each Class of Notes) of the Pre-Funded Amount at the end of the Funding Period (such Class's "Note Prepayment Amount"); provided, that if the aggregate remaining amount in the Pre-Funding Account is $100,000 or less, such amount will be applied exclusively to reduce the outstanding principal balance of the Class of Notes then entitled to receive distributions of principal.

                                        The Notes may be accelerated and subject to immediate payment at par upon the occurrence of an Event of Default under the Indenture. So long as no Insurer Default shall have occurred and be continuing, an Event of Default under the Indenture will occur only upon delivery by the Insurer to the Indenture Trustee of notice of the occurrence of certain events of default under the Insurance and Indemnity Agreement, dated as of February 17, 1998 (the "Insurance Agreement"), among the Insurer, the Trust, AmeriCredit, AmeriCredit Corp., CP Funding and the Seller. In the case of such an Event of Default, the Notes will automatically be accelerated and subject to immediate payment at par. The Policy does not guarantee payment of any amounts that become due on an accelerated basis, unless the Insurer elects, in its sole discretion, to pay such amounts in whole or in part.

Pre-Funding Account...................  On the Closing Date, a cash amount equal to approximately $100,000,000 (the
                                        "Initial Pre-Funded Amount") will be
                                        deposited in an account (the "Pre-
                                        Funding Account") which will be
                                        established with the Trust Collateral
                                        Agent. The "Funding Period" is the
                                        period from the Closing Date until the
                                        earliest of the date on which (i) the
                                        amount on deposit in the Pre-Funding
                                        Account is less than $100,000, (ii) a
                                        Servicer Termination Event occurs under
                                        the Sale and Servicing Agreement, or
                                        (iii) April 30, 1998. The Initial Pre-
                                        Funded Amount as reduced from time to
                                        time during the Funding Period by the
                                        amount thereof used to purchase
                                        Subsequent Receivables in accordance
                                        with the Sale and Servicing Agreement is referred to herein as the "Pre-Funded Amount." The Seller expects that the Pre-Funded Amount will be reduced to less than $100,000 on or before the end of the Funding Period. Any Pre-Funded Amount remaining at the end of the Funding Period will be payable to the Noteholders on the Mandatory

                                        Redemption Date as described herein. The
                                        "Mandatory Redemption Date" is the
                                        earlier of (i)the Distribution Date in
                                        May 1998 or (ii)if the last day of the
                                        Funding Period occurs on or prior to the Calculation Date (as defined below) occurring in March or April 1998, the Distribution Date relating to such Calculation Date.

                                        The "Calculation Date" is the close of
                                        business on the last day of each Monthly
                                        Period.

Capitalized Interest Account..........  On the Closing Date, a cash amount shall be deposited in an account (the
                                        "Capitalized Interest Account") which
                                        will be established with the Trust
                                        Collateral Agent. The amount, if any,
                                        deposited in the Capitalized Interest
                                        Account will be applied on the
                                        Distribution Dates occurring in March,
                                        April and May 1998 to fund an amount
                                        (the "Monthly Capitalized Interest
                                        Amount") equal to the amount of interest accrued for each such Distribution Date at the weighted average Interest Rates on the portion of the Notes having a principal balance in excess of the Principal Balances of the Initial Receivables (which portion will equal the Pre-Funded Amount). Any amounts remaining in the Capitalized Interest Account on the Mandatory Redemption Date and not used for such purposes are required to be paid directly to the Seller on such date.

Ratings...............................  It is a condition to issuance that the
                                        Class A-l Notes be rated A-1+ by
                                        Standard & Poor's Ratings Services, a
                                        division of The McGraw-Hill Companies,
                                        Inc. ("S&P"), and P-1 by Moody's
                                        Investors Service, Inc. ("Moody's" and
                                        together with S&P, the "Rating
                                        Agencies"), and that the Class A-2 Notes and the Class A-3 Notes be rated AAA by S&P and Aaa by Moody's. The ratings by the Rating Agencies of the Notes will be
                                        (i) with respect to the Class A-1 Notes, without regard to the Policy in the case of S&P and substantially based on the Policy in the case of Moody's and (ii) with respect to all other Classes of Notes, based on the Policy. To the extent that such ratings are based on the Policy, such ratings apply to distributions due on the Insured Distribution Dates, and not to distributions due on the Distribution Dates. There is no assurance that the ratings initially assigned to the Notes will not subsequently be lowered or withdrawn by the Rating Agencies.

         The composition and distribution by APR and geographic concentration of the Initial Receivables Pool as of the Statistical Calculation Date are set forth in the following tables:

                    COMPOSITION OF THE INITIAL RECEIVABLES AS OF THE STATISTICAL CALCULATION DATE

                                                          New                         Used                       Total
                                 ----------------------------    -------------------------   -------------------------
Aggregate Principal Balance(1)                 $40,340,305.57              $212,320,382.93             $252,660,688.50

Number of Receivables                                   2,684                       17,754                      20,438

Percent of Aggregate Principal
Balance                                                15.97%                       84.03%                      100.00

Average Principal Balance                          $15,029.92                   $11,959.02                  $12,362.30

     Range of Principal Balances        (282.39 to 29,760.17)       ($298.66 to 29,814.93)

Weighted Average APR(1)                                18.04%                       19.62%                      19.37%

     Range of APRs                               (13% to 26%)                 (13% to 32%)

Weighted Average Remaining Term                     59 months                    55 months                   56 months

     Range of Remaining Terms               (10 to 60 months)             (7 to 60 months)

Weighted Average Original Term                      60 months                    56 months                   57 months

     Range of Original Terms                (12 to 60 months)            (12 to 60 months)

(1) Aggregate Principal Balance includes some portion of accrued interest. As a result, the Weighted Average APR of the Receivables may not be equivalent to the Contracts' aggregate yield on the Aggregate Principal Balance.

                DISTRIBUTION OF THE INITIAL RECEIVABLES BY APR AS OF THE STATISTICAL CALCULATION DATE

                               Aggregate           % of Aggregate            Number of           % of Total Number
       APR Range         Principal Balance(2)    Principal Balance(1)       Receivables          of Receivables(2)
---------------------    --------------------    --------------------   --------------------   --------------------
13.000% to 13.999%           $4,255,223.45              1.68%                   284                     1.39%
14.000 to 14.999              6,363,219.89              2.52                    395                     1.93
15.000 to 15.999             13,183,221.30              5.22                    863                     4.22
16.000 to 16.999             11,311,501.13              4.48                    770                     3.77
17.000 to 17.999             28,833,472.07             11.41                  2,102                    10.29
18.000 to 18.999             53,438,600.43             21.15                  4,141                    20.26
19.000 to 19.999             25,935,704.25             10.27                  2,024                     9.90
20.000 to 20.999             33,281,642.04             13.17                  2,689                    13.16
21.000 to 21.999             41,973,919.24             16.61                  3,791                    18.55
22.000 to 22.999             13,743,455.59              5.44                  1,256                     6.15
23.000 to 23.999             11,614,353.95              4.60                  1,128                     5.52
24.000 to 24.999              5,668,024.80              2.24                    593                     2.90
25.000 to 25.999              2,182,021.15              0.86                    282                     1.38
26.000 to 26.999                558,687.31              0.22                     76                     0.37
27.000 to 27.999                114,048.83              0.05                     14                     0.07
28.000 to 28.999                 36,052.15              0.01                      6                     0.03
29.000 to 29.999                154,545.48              0.06                     21                     0.10
30.000 to 30.999                  5,616.24              0.00                      1                     0.01
31.000 to 31.999                  4,698.74              0.00                      1                     0.01
32.000 to 32.999                  2,680.46              0.00                      1                     0.01

TOTAL                      $252,660,688.50            100.00%                20,438                   100.00%

(1)      Aggregate Principal Balances include some portion of accrued interest.
(2)      Percentages may not add to 100% because of rounding.


   DISTRIBUTION OF THE INITIAL RECEIVABLES BY GEOGRAPHIC LOCATION OF OBLIGOR AS OF THE STATISTICAL CALCULATION DATE

                                 Aggregate           % of Aggregate            Number of           % of Total Number
          State            Principal Balance(2)   Principal Balance(1)        Receivables          of Receivables(2)
---------------------     ---------------------  ---------------------   ---------------------   ---------------------
Arizona                       $12,177,915.44               4.82%               1,007                      4.93%
California                     38,519,947.67              15.25                2,935                     14.36
Colorado                        4,154,790.05               1.64                  384                      1.88
Connecticut                     2,684,425.36               1.06                  204                      1.00
Florida                        13,704,081.94               5.42                1,129                      5.52
Georgia                         8,405,497.19               3.33                  635                      3.11
Illinois                       12,967,987.96               5.13                1,050                      5.14
Indiana                         2,233,743.82               0.88                  186                      0.91
Kansas                          1,814,362.13               0.72                  146                      0.71
Kentucky                        4,219,840.21               1.67                  381                      1.86
Maryland                        4,618,052.23               1.83                  361                      1.77
Massachusetts                   3,117,855.20               1.23                  285                      1.39
Michigan                        7,995,918.35               3.17                  648                      3.17
Minnesota                       2,776,028.04               1.10                  226                      1.11
Missouri                        4,104,682.35               1.63                  358                      1.75
Nevada                          4,186,574.35               1.66                  339                      1.66
New Jersey                      9,595,632.03               3.80                  778                      3.81
New York                       12,607,383.93               4.99                  998                      4.88
North Carolina                  9,825,004.94               3.89                  739                      3.62
Ohio                           12,253,321.20               4.85                1,032                      5.05
Oklahoma                        2,327,518.98               0.92                  208                      1.02
Oregon                          1,997,386.74               0.79                  170                      0.83
Pennsylvania                   12,909,578.81               5.11                1,065                      5.21
South Carolina                  3,113,026.01               1.23                  256                      1.25
Tennessee                       4,751,106.92               1.88                  377                      1.85
Texas                          25,652,027.22              10.15                2,055                     10.06
Utah                            1,943,044.11               0.77                  162                      0.79
Virginia                       11,454,910.94               4.53                  901                      4.41
Washington                      7,055,293.28               2.79                  602                      2.95
Wisconsin                       1,992,472.84               0.79                  173                      0.85

Other(3)                        7,501,278.26               2.97                  648                      3.18

TOTAL                        $252,660,688.50             100.00%              20,438                    100.00%

-----------------------------------------------------------------
(1) Aggregate Principal Balances include some portion of accrued interest..

(2) Percentages may not add to 100% because of rounding.

(3) States with Aggregate Principal Balances less than $1,500,000.


              PERCENT OF INITIAL NOTE PRINCIPAL BALANCE AT VARIOUS ABS PERCENTAGES(1)

                                 Class A-1 Notes                          Class A-2 Notes
                        --------------------------------        ---------------------------------
Distribution Date       0.0%      1.0%     1.7%     2.5%        0.0%      1.0%     1.7%      2.5%
-----------------       ----      ----     ----     ----        ----      ----     ----      ----
Initial                 100      100       100       100         100      100       100       100
3/5/98                   95       91        89        86         100      100       100       100
4/5/98                   87       80        75        69         100      100       100       100
5/5/98                   78       67        59        50         100      100       100       100
6/5/98                   69       54        43        31         100      100       100       100
7/5/98                   60       41        28        12         100      100       100       100
8/5/98                   51       29        12         0         100      100       100        97
9/5/98                   42       16         0         0         100      100        99        88
10/5/98                  33        3         0         0         100      100        91        80
11/5/98                  24        0         0         0         100       96        84        71
12/5/98                  15        0         0         0         100       90        77        64
1/5/99                    5        0         0         0         100       85        72        58
2/5/99                    0        0         0         0          98       81        67        52
3/5/99                    0        0         0         0          98       77        63        46
4/5/99                    0        0         0         0          95       73        58        40
5/5/99                    0        0         0         0          93       70        53        34
6/5/99                    0        0         0         0          90       66        48        29
7/5/99                    0        0         0         0          87       62        44        23
8/5/99                    0        0         0         0          84       58        39        18
9/5/99                    0        0         0         0          82       54        35        12
10/5/99                   0        0         0         0          79       51        31         7
11/5/99                   0        0         0         0          76       47        26         2
12/5/99                   0        0         0         0          73       43        22         0
1/5/00                    0        0         0         0          70       39        18         0
2/5/00                    0        0         0         0          67       36        14         0
3/5/00                    0        0         0         0          64       32        10         0
4/5/00                    0        0         0         0          61       29         6         0
5/5/00                    0        0         0         0          58       25         2         0
6/5/00                    0        0         0         0          54       21         0         0
7/5/00                    0        0         0         0          51       18         0         0
8/5/00                    0        0         0         0          48       14         0         0
9/5/00                    0        0         0         0          44       11         0         0
10/5/00                   0        0         0         0          41        7         0         0
11/5/00                   0        0         0         0          37        4         0         0
12/5/00                   0        0         0         0          34        1         0         0
1/5/01                    0        0         0         0          30        0         0         0
2/5/01                    0        0         0         0          26        0         0         0
3/5/01                    0        0         0         0          23        0         0         0
4/5/01                    0        0         0         0          19        0         0         0
5/5/01                    0        0         0         0          15        0         0         0
6/5/01                    0        0         0         0          11        0         0         0
7/5/01                    0        0         0         0           7        0         0         0
8/5/01                    0        0         0         0           3        0         0         0
9/5/01                    0        0         0         0           0        0         0         0
10/5/01                   0        0         0         0           0        0         0         0
11/5/01                   0        0         0         0           0        0         0         0
12/5/01                   0        0         0         0           0        0         0         0
1/5/02                    0        0         0         0           0        0         0         0
2/5/02                    0        0         0         0           0        0         0         0
3/5/02                    0        0         0         0           0        0         0         0
4/5/02                    0        0         0         0           0        0         0         0
5/5/02                    0        0         0         0           0        0         0         0
6/5/02                    0        0         0         0           0        0         0         0
Weighted Average
Life in Years(2)          0.49     0.34      0.28      0.23        2.37     1.68      1.32      1.04

----------------------
(1)  The percentages in this table have been rounded to nearest whole number.

(2) The weighted average life of a Note is determined by (i)multiplying the amount of each principal payment on a Note by the number of years from the date of the issuance of the Note to the related Distribution Date,
     (ii)adding the results and (iii)dividing the sum by the related initial principal amount of the Note.


              PERCENT OF INITIAL NOTE PRINCIPAL BALANCE AT VARIOUS ABS PERCENTAGES(1)

                                                     Class A-3 Notes
                      -----------------------------------------------------------------------------
Distribution Date           0.0%                 1.0%                1.7%                2.5%
-----------------           ----                 ----                ----                ----
Initial                     100                  100                 100                 100
3/5/98                      100                  100                 100                 100
4/5/98                      100                  100                 100                 100
5/5/98                      100                  100                 100                 100
6/5/98                      100                  100                 100                 100
7/5/98                      100                  100                 100                 100
8/5/98                      100                  100                 100                 100
9/5/98                      100                  100                 100                 100
10/5/98                     100                  100                 100                 100
11/5/98                     100                  100                 100                 100
12/5/98                     100                  100                 100                 100
1/5/99                      100                  100                 100                 100
2/5/99                      100                  100                 100                 100
3/5/99                      100                  100                 100                 100
4/5/99                      100                  100                 100                 100
5/5/99                      100                  100                 100                 100
6/5/99                      100                  100                 100                 100
7/5/99                      100                  100                 100                 100
8/5/99                      100                  100                 100                 100
9/5/99                      100                  100                 100                 100
10/5/99                     100                  100                 100                 100
11/5/99                     100                  100                 100                 100
12/5/99                     100                  100                 100                  96
1/5/00                      100                  100                 100                  89
2/5/00                      100                  100                 100                  81
3/5/00                      100                  100                 100                  74
4/5/00                      100                  100                 100                  68
5/5/00                      100                  100                 100                  61
6/5/00                      100                  100                  97                  55
7/5/00                      100                  100                  91                  49
8/5/00                      100                  100                  85                  43
9/5/00                      100                  100                  80                  37
10/5/00                     100                  100                  75                  32
11/5/00                     100                  100                  69                   0
12/5/00                     100                  100                  64                   0
1/5/01                      100                   96                  59                   0
2/5/01                      100                   91                  55                   0
3/5/01                      100                   85                  50                   0
4/5/01                      100                   80                  46                   0
5/5/01                      100                   75                  41                   0
6/5/01                      100                   71                  37                   0
7/5/01                      100                   66                  33                   0
8/5/01                      100                   61                   0                   0
9/5/01                       98                   56                   0                   0
10/5/01                      92                   51                   0                   0
11/5/01                      85                   47                   0                   0
12/5/01                      78                   42                   0                   0
1/5/02                       72                   38                   0                   0
2/5/02                       65                   34                   0                   0
3/5/02                       57                    0                   0                   0
4/5/02                       50                    0                   0                   0
5/5/02                       43                    0                   0                   0
6/5/02                       36                    0                   0                   0
Weighted Average
Life in Years(2)              4.09                 3.60                3.01                2.34

-----------------------------
(1) The percentages in this table have been rounded to nearest whole number.

(2) The weighted average life of a Note is determined by (i)multiplying the amount of each principal payment on a Note by the number of years from the date of the issuance of the Note to the related Distribution Date,
    (ii)adding the results and (iii)dividing the sum by the related initial principal amount of the Note.

DELINQUENCY AND LOAN LOSS INFORMATION

         The following tables set forth information relating to AmeriCredit's delinquency and loan loss experience for each period indicated with respect to all Receivables it has purchased and serviced. This information includes the experience with respect to all Receivables in AmeriCredit's portfolio of Receivables serviced during each such period, including Receivables which do not meet the criteria for selection as a Receivable.

                                                      DELINQUENCY EXPERIENCE

                    Financed Vehicles which have been repossessed but not yet liquidated and bankrupt accounts which have not yet been charged off are both included as delinquent accounts in the table below.
---------------------------------------------------------------------------------------------------------------------------------
                                             At December 31,                              At June 30,
                              ---------------------------------------------------------------------------------------------------
                                       1997                  1996                    1997                1996
                              ---------------------------------------------------------------------------------------------------
                                 Number of                Number of              Number of                 Number of
                                 Contracts       Amount   Contracts     Amount   Contracts       Amount    Contracts    Amounts
                              ---------------------------------------------------------------------------------------------------
Portfolio at end of period(1)      152,958   $1,599,273      80,339   $761,716     112,847   $1,138,255       59,913   $523,981

Period of Delinquency(2)

 31-60 days(3)                      12,140      122,468       5,914     52,476       7,761       73,956        3,886     31,723
 61-90 days                          2,976       29,631       1,766     15,250       2,164       20,213        1,215      9,959
 91 days or more                     5,405       51,220       3,010     25,337       3,467       31,012        1,696     13,631
                              ---------------------------------------------------------------------------------------------------
Total Delinquencies(4)              20,521     $203,319      10,690    $93,063      13,392     $125,181        6,797    $55,313

Total Delinquencies as a             13.4%        12.7%       13.3%      12.2%       11.9%        11.0%        11.3%      10.6%
Percent of the Portfolio

   -----------------------------------------

(1) All amounts and percentages are based on the Principal Balances of the Receivables. Principal Balances include some portion of accrued interest. All dollar amounts are in thousands of dollars.

(2) AmeriCredit considers a loan delinquent when an Obligor fails to make a contractual payment by the due date. The period of delinquency is based on the number of days payments are contractually past due.

(3) Amounts shown do not include loans which are less than 31 days delinquent.

(4) Financed Vehicles which have been repossessed but not yet liquidated are considered delinquent accounts in the table above.


                                                      CREDIT LOSS EXPERIENCE
---------------------------------------------------------------------------------------------------------------------------------
                                          Six Months Ended December 31,                    Fiscal Year Ended June 30,
                                        -----------------------------------------------------------------------------------------
                                             1997              1996                           1997             1996
                                        -------------     -------------                  -------------     -------------
Period-End Principal Outstanding(1)        $1,599,273          $761,716                     $1,138,255          $523,981
Average Month-End Amount Outstanding
During the Period(1)                        1,375,614           641,522                        792,155           357,966

Net Charge-Offs(2)                             38,073            17,749                         43,231            19,974
Net Charge-Offs as a Percentage of
Period-End Principal Outstanding                 4.8%              4.7%                           3.8%              3.8%
Net Charge-Offs as a Percent of
Average Month-End Amount Outstanding             5.5%              5.5%                           5.5%              5.6%

   -----------------------------------------

(1) All amounts and percentages are based on the Principal Balances of the Receivables. Principal Balances include some portion of accrued interest. All dollar amounts are in thousands of dollars.

(2) Net Charge-Offs equal Gross Charge-Offs minus Recoveries. Gross Charge-Offs do not include unearned finance charges and other fees. Recoveries include repossession proceeds received from the sale of repossessed Financed Vehicles net of repossession expenses, refunds of unearned premiums from credit life and credit accident and health insurance and extended service contract costs obtained and financed in connection with the vehicle financing and recoveries from Obligors on deficiency balances.